SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

                           SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2001
                Date of Report (Date of Earliest Event Reported)



                               HBOA Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


   33-0231238                   Florida                           65-1053546
----------------                --------                         -------------

(Commission                     (State or Other                 (IRS Employer
File Number)                    Jurisdiction of                 Identification
                                Incorporation)                    Number)

2400 E. Commercial Blvd., St. 211
Ft. Lauderdale, FL                                                   33308
-------------------                                               -----------
(Address of principal executive offices)                           (Zip Code)


                                 (954) 938-0810
               Registrant's telephone number, including area code



H

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ITEM 5.           OTHER EVENTS

         HBOA Holdings, Inc. issued a press release announcing that it would be effecting a 2 for 1 stock split. The stock split will be distributed on February 19, 2001 to shareholders of record on February 14, 2001. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release regarding HBOA's 2 for 1 forward stock split.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            HBOA HOLDINGS, INC.


Date: January 31, 2001                      By:  /s/ Edward A. Saludes
                                                     Chief Executive Officer,
                                                     President and Director

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